SMITH BARNEY PRINCIPAL RETURN FUND
(the "Trust")

Supplement Dated June 290, 1998
to Prospectus Dated March 30, 1998

The following information supplements, and to the extent inconsistent therewith replaces, the information set forth in the Prospectus under "Investment Objectives and Management Policies-
Additional Investments and Investment Techniques: Lending
Securities and the first paragraph under Money Market Instruments."

Lending Securities. Consistent with applicable regulatory requirements, each Series is authorized to lend securities it holds to brokers, dealers and other financial organizations. A Series' loans of securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in a segregated account with the Trust's custodian in an amount at least equal to the current market value of the loaned securities. By lending its portfolio securities, a Series will seek to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by MMC to be of good standing and will not be made unless, in the judgement of MMC, the consideration to be earned from such loans would justify the risk.

Money Market Instruments. Each Series may hold at any time up to 10% of the value of its assets in cash and money market instruments in order to cover the Series' expenses, anticipated redemptions, cash payments of dividends and distributions and to meet settlement requirements for securities. In addition, when MMC believes that, with respect to its equity portfolio, a temporary defensive investment posture is warranted, a Series may invest without limitation in cash and money market instruments. To the extent that it holds cash or invests in money market instruments, a Series will not achieve its investment objective of long-term appreciation of capital. Money market instruments in which the Series may invest are: U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $500 million); commercial paper rated no lower than A-2 by Standard & Poor's Rating Group or Prime-2 by Moody's Investors Service, Inc. or the equivalent from another nationally recognized statistical rating organization ("NRSRO") or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories of an NRSRO; and repurchase agreements. At no time will a Series' investments in bank obligations, including time deposits, exceed 25% of its assets. In addition, a Series will not invest in time deposits maturing in more than seven days if, as a result, its holdings of those time deposits would exceed 5% of Security and Growth Fund's or Series 1998's net assets and 10% of Series 2000's net assets.

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